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                                                                   EXHIBIT 10.14

                       Executive Officers who are Parties
                     to an Incentive Stock Option Agreement

                                                Number of Shares of Mariner
                                                Holdings, Inc. Common Stock
       Executive Officer                     Subject to Stock Option Agreement
- -------------------------------------      -------------------------------------
[S]                                                     [C]
Richard R. Clark                                        5,000
James M. Fitzpatrick III                                5,000
Gregory K. Harless                                      3,570
Robert E. Henderson                                     5,000
W. Hunt Hodge                                           5,000
Clinton D. Smith                                        5,000
Michael W. Strickler                                    5,000